Exhibit 99.1

                                                                FINAL TRANSCRIPT

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THOMSON STREETEVENTS[SM]
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CONFERENCE CALL TRANSCRIPT

VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL

EVENT DATE/TIME: APR. 12. 2007 / 6:00PM ET

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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CORPORATE PARTICIPANTS

SPENCER SIAS
Varian Medical Systems, Inc. - VP - Investor Relations

TIM GUERTIN
Varian Medical Systems, Inc. - President & CEO

DOW WILSON
Varian Medical Systems, Inc. - EVP & President, Oncology Systems

ELISHA FINNEY
Varian Medical Systems, Inc. - SrVP &CFO

CONFERENCE CALL PARTICIPANTS

TYCHO PETERSON
JPMorgan - Analyst

AMIT BHALLA
Citigroup - Analyst

AMIT HAZAN
CIBC - Analyst

CHARLES OLSZIEWSKI
Oppenheimer - Analyst

MARK RICHTER/JOSH
Jefferies & Company - Analyst

JASON WITTES
Leerink Swann - Analyst

DALTON CHANDLER
Needham & Company - Analyst

RANDY SCHERAGO
First Albany - Analyst

PRESENTATION

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OPERATOR

Good day, ladies and gentlemen, and welcome to the Varian Medical Systems Incorporated conference call on preliminary results for the second quarter of fiscal 2007. My name is Melanie, and I'll be your coordinator for today. [OPERATOR INSTRUCTIONS] As a reminder, this call is being recorded for replay purposes.

I would now like to turn the call over to Mr. Spencer Sias, Vice President of investor relations. Please proceed, sir.

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SPENCER SIAS - VARIAN MEDICAL SYSTEMS, INC. - VP - INVESTOR RELATIONS

Thank you. Good afternoon and welcome to Varian Medical Systems conference call on our preliminary results for the second quarter of fiscal year 2007. With me are Tim Guertin, President and CEO, Dow Wilson, Executive Vice President and President of our Oncology Systems business, and Elisha Finney, CFO. Tim will briefly summarize the announcement made earlier this afternoon and we will take your questions following his remarks. The Company will resume the quiet period following this call. To simplify our discussion, unless otherwise stated all references to the quarter or year or fiscal quarters and fiscal years, quarterly comparisons are for the second quarter of fiscal year 2007 versus the second quarter of fiscal year 2006.

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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Before beginning, please be advised that this presentation and discussion contains predictions, estimates and other forward-looking statements. Our use of words and phrases such as expect, should, intend, believe, preliminary and similar expressions are intended to identify those statements which represent our current judgment on future performance. While we believe them to be reasonable, these statements are subject to risks and uncertainties that could cause actual results to differ materially. Some of the important risks relating to our business are described in our second quarter release and in our filings with the SEC later. We assume no obligation to update or revise the forward-looking statements in this presentation and discussion because of new information, future events or otherwise. And now here is Tim.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Good afternoon. Thanks for joining us on this call on short notice. As you've seen from the press release issued earlier this afternoon, we expect to report solid results for the Company, but we have achieved them in a way that I did not predict to you three months ago. I'm going to briefly summarize the key points that we outlined in today's announcement and then give you a chance to ask us any clarifying questions that you may have. Today we are announcing preliminary results for the second quarter of fiscal year 2007. We expect 12% growth in net orders, with 2% growth in our normally strong Oncology Systems business and over 70% growth in emerging businesses including the ACCEL Instruments unit acquired in January of this year. As we've stated in the press release, Oncology Systems had 19% growth in international business and a 10% decline in North America during the quarter, reversing what occurred in the first quarter when we had had strong North American business and delays in international orders. In analyzing these results we believe that we're experiencing greater variability in the length of the sale cycle caused by bigger deal sizes for more sophisticated IGRT and surgical equipment, as well as more complex customer decision processes.

Looking at our other businesses, we expect to report better than 225% growth in net orders for Security & Inspection products and an estimated 16% increase in X-Ray product orders, driven by continued strong demand for flat-panel digital detectors used for filmless x-ray. We generated an estimated $22 million during the quarter in orders for ACCEL products and services. Including $47 million in acquired backlog from ACCEL, total second quarter net orders for the Company should increase 23% and the quarter ending backlog should increase 19 % from the year-ago period. Revenue growth for the quarter including ACCEL will be about 7%. This is a couple of percentage points below the guidance we gave at the end of the first quarter of the year due to Oncology Systems delivery dates that were pushed out by customers for a variety of reasons including construction delays. While second quarter revenues are likely to come in below our earlier guidance, we expect that the second quarter earnings per diluted share will come in slightly ahead of guidance.

Let me just close these remarks by saying that we remain confident in our long-term prospects and that we believe we can sustain 10% to 15% long-term growth for the Company with contributions from Oncology Systems as well as our emerging businesses. We look forward to discussing the full results for the quarter during our regularly scheduled earnings call later this month. Because these results are preliminary at this time, we will not be able to give you all the details you might ask for today and we must limit our remarks to the topics covered in today's announcement. We will now take your questions.

QUESTION AND ANSWER

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OPERATOR

[OPERATOR INSTRUCTIONS] Our first question comes from the line of Tycho Peterson with JPMorgan. Go ahead.

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TYCHO PETERSON - JPMORGAN - ANALYST

Hi, thanks for taking the call. I guess, Tim, starting out with the obvious question, can you just talk a little bit more about -- you talked about the bidding process taking longer. Is there more bundling going on? Are you selling larger units? And then also can you comment on any underlying dynamic here with the sales force in terms of number of reps you have and whether you're adding or potentially losing reps at this point?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Tycho, well the deals are large, and if I look at the size of deals compared to just a year or two ago, we're getting a lot more deals that are very big, both in the United States and in Europe. And part of this is, as the stereotactic business and image guided and both added, as you know, to the average sales price on these deals and so they've gotten large. So a couple of years ago maybe we saw a lot of machines that were $1.5 million -- $1 million to $1.5 million and now we're seeing a lot of deals that are $2.5 million to $3 million, and somewhere in there more people got involved in making decisions about orders proceeding. And that has slowed down the decision process.

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In addition, there are more companies active in this market now than there were a couple years ago and I think that that has added some complexity to the deal, so there's new technology. There's larger prices. There's more sophistication. Also, a lot of -- as we've gotten more into selling to surgeons, there are now people from outside of radiation oncology who are involved in the decision-making. Different kinds of physicians, people who don't know Varian as well as radiation oncologists know us, and so I think that's complicated matters as well and I think that's stretched out the cycle. In terms of the sales force, I'm going to let Dow take that question.

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DOW WILSON - VARIAN MEDICAL SYSTEMS, INC. - EVP & PRESIDENT, ONCOLOGY SYSTEMS

Yes, we have expanded our coverage, especially in the surgical area and in the IT area, and our retention has been outstanding. We've had very little turnover and in fact, our coverage has been expanded.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

So, I'll say one other thing, which is we do see a healthy funnel. We saw a healthy funnel for this quarter. When we went back and analyzed deals that moved out of the quarter for us we didn't lose those deals. They just moved out of the quarter for us as the decision process stretched out, and so we expect to win our usual share of the business here. We think the customers have already chosen us or that people who want Varian have already chosen Varian and those deals are going to be -- are ours, but when we looked at when -- what we thought three months ago would be the estimated time for those deals to close, we've seen that our estimates were optimistic in the case of certain customers based upon their behavior.

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TYCHO PETERSON - JPMORGAN - ANALYST

And I guess how do we get comfortable that these orders will convert? Without asking to comment specifically on the quarter we're in now, are things incrementally improving? Are there times that these are delays and not in fact lost orders?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Well, if the quarter had been one week longer, we would have had another $20 million and we'd be looking at 8% in Oncology instead of 2% in Oncology, so unfortunately weeks are not defined that way, so we had what we had.

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TYCHO PETERSON - JPMORGAN - ANALYST

Okay. And then finally, you had just mentioned construction delays. Was that a meaningful factor? I'm just trying to figure out how that fits in.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes, there were several factors. That certainly was one of the meaningful factors, and I think probably one of the largest meaningful factors. We had a number of deals -- and Dow might be able to give you some specificity on this -- but when we look around the globe, we just had a number of deals -- I mean situations where at the beginning of the quarter, it looked like the construction was going to be done and we'd be in and they didn't make it. And I have to say, the more complicated the deals are, the more it increases the odds that we'll see construction delays. So this is something that we're having to learn to deal with more now than we have in the past, and, you know -- so we're trying to get the sales force to learn to better calibrate these large deals and when they're going to come in. Our sales management is taking a special look at large deals to see if we can understand the factors that are causing this and so that we can predict this better. I'm not saying it would have made a big difference in this quarter because some of the -- we just would have known sooner, but it might have helped a little bit this quarter to know that. In terms of construction delays there's not much we can do. That's completely under the control of our customers.

If you look at the beginning of the quarter, I guided to 7% to 9% growth at the beginning of the quarter and some of you asked me about that, and it was because even then, we realized that the construction was going to be an issue. But we expected certain customers to be ready and they weren't, and it was something that we didn't know until March that some of these customers were not going to be ready because they thought they would be ready. And so this is something we're having to learn to deal with more than we have dealt with in the past.

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TYCHO PETERSON - JPMORGAN - ANALYST

Okay. Thank you very much.

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Thank you, Tycho.

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OPERATOR

Our next question comes from the line of Amit Bhalla with Citigroup. Go ahead.

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AMIT BHALLA - CITIGROUP - ANALYST

Hi, thanks for the question. Tim, you alluded to more companies involved in this space and other people involved in the decision-making process. Can you please elaborate there?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Well, we have companies that were just starting out a few years ago that are now present more than they have been in the past. Our typical -- our largest competitor is still our largest competitor. But what happens is especially as neurosurgeons had traditionally looked at the Gamma Knife and the Acuray, as an example, and so as we have -- as we talked to more and more surgeons, they're looking at those kinds of machines that they haven't in the past. Now, I have to say I haven't seen us lose any share to that. It's not affecting what we eventually close, but it is -- it causes the cycle of consideration to go on longer. We still think our value proposition is better. Our technology is better. We treat patients better. We have all of the winning factors, but customers who aren't familiar. There are surgeons who aren't familiar with Varian and want more time to understand that than radiation therapists might have in the past.

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AMIT BHALLA - CITIGROUP - ANALYST

What is the sales cycle changing?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

You mean how --

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AMIT BHALLA - CITIGROUP - ANALYST

How much longer has it turned out to be now-a-days?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Well in the case of a couple of these -- a couple of these customers, one week. You know, it's -- that's a sad fact, but that's what happened. So it's not -- I don't have an estimate for you, a calibrated average estimate of how long the sales cycle got longer, but unfortunately, in a few very important cases, it got exactly one week longer and that was enough.

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AMIT BHALLA - CITIGROUP - ANALYST

Okay. And just two other quick ones. Just for clarification, the 10% decline in North American net orders, does that include ACCEL or exclude it?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

The 10% decline is just for Oncology. ACCEL isn't in there, even though, yes, you're right to ask it because ACCEL, in fact, is being sold to oncologists, but we do not include ACCEL in the Oncology business. It's being managed by a different group than the Oncology business. It's a start-up business for us, and so we're including it in Lester Boeh's -- Lester Boeh is one of our vice presidents and he's in charge of emerging businesses and so that's not in the Oncology business. That being said, obviously the Oncology sales force is deeply involved, but we have a separate sales force for this business and a separate team to manage it.

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AMIT BHALLA - CITIGROUP - ANALYST

So that $22 million of net orders for ACCEL goes into your other line?

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Correct.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes, it does.

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AMIT BHALLA - CITIGROUP - ANALYST

And then Elisha, do you care to comment at all about the gross margin in the quarter?

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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Not at this point. I mean, clearly if we were able to beat the guidance with lower revenue than we had expected, you can only assume that the margins and the expenses have to at least be in line to better. So I am not forecasting any problems in that area, but until we just go through the process and tick and tie all the numbers I just don't want to give it until the earnings release.

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AMIT BHALLA - CITIGROUP - ANALYST

Okay. Thank you.

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OPERATOR

Our next question comes from the line of Amit Hazan with CIBC. Go ahead.

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AMIT HAZAN - CIBC - ANALYST

Thanks. Hi, good afternoon, guys.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Hello, Amit.

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AMIT HAZAN - CIBC - ANALYST

So, maybe just a follow-up on the question that has been asked already, but you talked about competition a little bit. You talked about the sales cycle changing but I have to say, your U.S. numbers have been growing very nicely for a year and a half now and you've been selling these more expensive products for that time. So if we think about just the sales cycle, can you explain to us why this quarter is the quarter that things have changed as opposed to last quarter when you grew 19%?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Well, Amit, honestly, if you'd asked me at the beginning of March, I wouldn't have been able to answer you. But if you'd asked me at the beginning of March, this isn't something that was very apparent to us was going to happen. And in fact, when you look at the individual deals -- and I understand that I can't discuss those deals over the phone -- but when you look at the individual deals, generally what happened, happened to us in the last couple weeks. And so I think probably what you're seeing here is that in the past, we've been very successful in the last month of a quarter at bringing these deals in, and we're just going to have to become better at getting these deals throughout the quarter and not having so much. Because when things are -- when large deals are going to close in the last two weeks of the quarter, it just puts orders at -- order closing at risk. All you have to do is have one person decide to take vacation in the last day and you have a problem. And so I think the message that we've learned from this is that we need to prognosticate these large deals better than we do, earlier in the quarter than we do, and try to close them earlier in the quarter than we do, and that's just a practical way we're going to have to manage large deals I think differently and better than we have. In the past, we just had more of these smaller deals.

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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So as to why they hit in this quarter that's probably probabilistic. It's just that an unusual number of large deals happened late in the quarter and more than expected moved out into the next quarter, and that can happen. And because we have more large deals than we ever had before, it's put us at risk. You got to remember, many of these deals represent -- a single machine, a single Trilogy can represent nearly 1% of our orders for the quarter, a single machine. If you have a two-machine order, it can be 2% of our orders. So Oncology can be hurt very badly by five or six machines moving out of the quarter in terms of either sales or orders. So this is a different -- these are different seas than we've sailed in in the past and I think it's stretched the sales cycle and I think it's made it more variable than we've seen in the past. So our guidance to the sales force is to try to identify these situations earlier than we did so we can increase the stability, but I expect that we're just going to be in a period of greater variability than we've seen before. I think that you saw it in Europe last quarter and you saw it in North America in this quarter. It's the same effect. It's variability and the behavior of customers in a given quarter.

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DOW WILSON - VARIAN MEDICAL SYSTEMS, INC. - EVP & PRESIDENT, ONCOLOGY SYSTEMS

And maybe to just reinforce, our funnel continues to remain very strong and the closure rate on that funnel in terms of win-loss continues to be about the same.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Right.

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AMIT HAZAN - CIBC - ANALYST

And I guess if we think about what you said in the press release about the 10% to 15% growth and you say in the press release that it's Company growth and includes emerging businesses, and in the past, I think as early as last month, you had talked about 10% to 15% Oncology growth. Is that something that you can give us some guidance on where Oncology growth is? Is it still 10% to 15%?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes. Oncology, for this year -- are you talking about for this year or are you talking about in the long run?

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AMIT HAZAN - CIBC - ANALYST

Either one I suppose.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Okay. For this year, it's just unlikely that Oncology is going to be able to stay on that 10% to 15% track and we only have six months to have that happen. I just don't see that as likely. In the long run, I'm predicting 10% to 15% for the Company and you got to remember that a large amount of Oncology business is in this proton business. I wanted to get into the proton business because I knew it would be important for us to be in that business, and so I think we made the right decision. You can look and we bought a company for about $30 million and already Varian's marketing and branding brought us $22 million in this quarter, so I feel like it demonstrates that the combination of ACCEL's technology and people on our brand and our ability to market was very important for us to do. So the reason why we're talking about Company 10% to 15% is because I'm trying to take Varian from being a company that's just seen as a radiation oncology company and have everybody realize that these other businesses, these emerging businesses are very important to our future. If you look, I think I talked about the Security & Inspection business and they had a huge growth, what was the number, 200 and --?

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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

225.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

225%, and the X-Ray flat panel business was a huge grower for us, the ACCEL business was an important business for us. So what I'm hoping to do here is take the Oncology business' traditional strengths, which I think are all still there in terms of marketing power, and add all of these emerging business to it. So that's what I'm saying it's 10% to 15% for the Company, I think we can do that. If I get a better picture for Oncology for the rest of the year at the time of the earnings release, then I'll update you at that time, but right now, I just don't see them as being on 10% to 15% for this year.

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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AMIT HAZAN - CIBC - ANALYST

Okay. And then two more questions and I'll get back in queue. Just one -- and I'm sorry if I missed it -- are you saying -- are you backing your fiscal year '07 guidance that you gave when you closed the ACCEL acquisition of $1.82 to $1.85?

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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Amit, we will, as always, update the guidance when we get to the earnings release in a week and a half or so. We always, after the end of a quarter, go through a very rigorous process looking at backlog, looking at delivery dates. Again, I'm reluctant -- while I don't see any huge issues at this point, I'm reluctant to give a number until that process is completed, so we'll be updating it on the regularly scheduled earnings call. But clearly, we're encouraged by the fact that we did beat in the second quarter.

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AMIT HAZAN - CIBC - ANALYST

So you really don't see any reason there that they would go lower?

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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

I'm not saying that. I'm just saying we're going through the rigorous process and we will update guidance at the earnings call.

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AMIT HAZAN - CIBC - ANALYST

Okay. And then just lastly, on gross margins again -- I know it was asked before, but it was down last quarter year over year. Can you at least give us a sense of whether it was up or down year over year?

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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Again, Amit, you have to assume that margins are going to be at least up slightly given where we are with the revenue versus the expectation and beating on the guidance, so we should not have any real problems on the gross margin line.

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AMIT HAZAN - CIBC - ANALYST

Okay. Thanks very much, guys.

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OPERATOR

Our next question comes from the line of Charles Olsziewski with Oppenheimer. Go ahead.

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CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Good afternoon.

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Good afternoon.

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CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Just staying with that question, Elisha, let me ask the question a different way. Can you say, was ACCEL less dilutive than you thought in the quarter?

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ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Yes. The math works both ways, Charlie, on beating the guidance, so if you exclude ACCEL we came in better than we had given in the last guidance, and ACCEL was slightly less dilutive than what we had expected, but dilutive just the same.

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CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Okay. And Tim, you made a comment about if the quarter was a week longer you had $20 million more in Oncology orders. Would that have all been domestic?

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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Okay. Question -- I think I know the answer to this but I'm going to ask it anyway because you certainly didn't mention it, but you don't see any shift in the uptake of IGRT in the U.S., do you?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

No, the uptake of IGRT is remaining very strong in the U.S. I think what the next step for us is to try and see more of the replacement business and the upgrade business grow for image guidance in the U.S. The U.S. has definitely embraced image guidance and the On-Board Imager, and so what we have to do now is see if we can persuade customers who have older machines that do not have image guidance on them to either get upgrades or to replace those units. And that's a process that doesn't happen first. The first you get is new orders and then you start to convert machines that are in the install base and that's the next phase we're aiming at in the U.S.

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CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Sure. Let's move on to a more positive note, on the international side?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Obviously you had -- you were up against an easy comparison in the prior year. Did some or all of the delayed tenders in Europe come through during the quarter and/or did you win more than you thought?

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TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Some of them did, yes. I'm not sure if everything that we might have expected in Q1 landed in Q2, but a fair number did, including some really nice deals, and so we had a good quarter two internationally.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

And then I have just one other question, and Elisha this might be for you, just a point of confusion on my part. You start out the press release saying the total orders were up 12%.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Yes.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

And then later in the press release you talk about total orders being up 23%.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Yes.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

I figured out the backlog obviously with ACCEL backlog's up 19%. If you back out ACCEL it's up 15%. At least that's my calculation.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Right.

--------------------------------------------------------------------------------
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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

What am I missing on the order? What are the two numbers and why don't they jive at least for me?

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Okay. Well, when we bought ACCEL as of the date of the acquisition there was a backlog that gets consolidated into our backlog and in order to do that it gets booked as an order so that the backlog -- as you know it's just a -- it's a mathematical computation.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Okay.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

So we didn't want to include that because we find it rather misleading because those were orders that ACCEL booked long before we acquired them. What happened is the day after the acquisition until the end of the quarter, ACCEL booked an additional $22 million in new orders under the umbrella of Varian and that is included in the 12%.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Okay. So what's the 23%?

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

The 23% is that $22 million plus an additional $47 million of backlog that was there at the moment we bought them.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Okay.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Do you see the distinction, Charlie?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

You get from 12% to 23% by adding the $47 million.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Oh, okay. I got it.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Okay.

--------------------------------------------------------------------------------
CHARLES OLSZIEWSKI - OPPENHEIMER - ANALYST

Thank you.

--------------------------------------------------------------------------------
OPERATOR

Our next question comes from the line of Mark Richter with Jefferies & Company. Go ahead.

--------------------------------------------------------------------------------
JOSH - JEFFERIES & COMPANY - ANALYST

Thanks for taking these questions. This is Josh. Mark's actually traveling.

--------------------------------------------------------------------------------
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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Hello, Josh.

--------------------------------------------------------------------------------
JOSH - JEFFERIES & COMPANY - ANALYST

How are you doing? Some of my questions have been answered already, but just to stick on the ACCEL theme, can you describe or give more color in the revenue recognition process in your ACCEL business?

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Yes. Well, we -- and you can compute this by the numbers that we gave in the press release, with the 7% including ACCEL and then it was off two percentage points from the prior guidance, so you have to assume we booked about $7 million to $9 million or so in ACCEL revenue in the quarter and that was largely done under a percentage of completion revenue accounting.

--------------------------------------------------------------------------------
JOSH - JEFFERIES & CO. - ANALYST

Great. And can you comment on if you're seeing any increased demand in ACCEL since the acquisition or any facility you're currently negotiating with?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes, we absolutely are. I can't give too much detail because that's information my competitors would love to have, but we have several dozen customers that we're looking at, potentially. Obviously some of those customers, or most of those customers probably won't make their decisions this year. We're still aiming at getting one or two orders for proton centers in this year and if we get more than that, well, that would be very thrilling. But as a practical matter, these are very large decisions for our customers. I mean, if you can imagine the decision cycle on a $3 million to $5 million deal, imagine the cycle on a $70 million deal. These decisions take a long time for people to make and even when they decide to go with us, they have to still go out and get financing or sources or to find cash to make the acquisition with, and so that makes the cycles quite long before we get orders. So, the team knows that I would appreciate them getting an order or two under our belt this year, but that has to be done. That being said, I will tell you that the prospect list is quite long.

--------------------------------------------------------------------------------
JOSH - JEFFERIES & CO. - ANALYST

Great. Thanks for taking our questions.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Thank you.

--------------------------------------------------------------------------------
OPERATOR

Our next question comes from the line of Rafael Taheda with Leerink Swann. Go ahead.

--------------------------------------------------------------------------------
JASON WITTES - LEERINK SWANN - ANALYST

Actually, hi, it's Jason Wittes. Thanks a lot for taking my question. I guess first off, I guess you're implying that at this point you're really not getting any upgrade business in your orders, especially for IGRT. Is that a fair way to read?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

No, we're getting upgrade business. I just think we can get a lot more.

--------------------------------------------------------------------------------
JASON WITTES - LEERINK SWANN - ANALYST

I guess the other thing is in terms of installation times, I take it that's part of the top-line issue this quarter, and can you give us an idea of how much longer the installations are taking at this point versus say a year ago ?

--------------------------------------------------------------------------------
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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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--------------------------------------------------------------------------------
DOW WILSON - VARIAN MEDICAL SYSTEMS, INC. - EVP & PRESIDENT, ONCOLOGY SYSTEMS

We've actually seen progress in installation times coming down. The challenge we've had is customer readiness of these new sites. The good news is we have a higher percentage of our higher margin platforms with Trilogy and our On-Board Imaging kind of product, but it's taking our customers a little bit longer to get their sites ready and that's what we saw this quarter.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes, I don't think OBI install times are -- they weren't the revenue issue for this quarter. That was a tertiary effect.

--------------------------------------------------------------------------------
JASON WITTES - LEERINK SWANN - ANALYST

It's actually the customers needed to be ready, or there's a little bit more preparation or building on the customer side for these systems, is that the way to think about it?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Not just -- image guidance is -- there is a tiny effect for image guidance to get the facilities ready, but the main problem is the facilities themselves. They always have been very complicated to put together and so when we're trying to estimate what the sales are going to be for a quarter, we have to actually go out to all of our customers and we have to talk to them about what their estimated construction cycle is going to look like and when they can turn those rooms over to us. And we always, of course, hope that that will happen on a steady rate. But as it turns out, if there are -- if there are weather problems or construction problems that are -- affect certain areas, then it can cause fluctuations in the readiness of those rooms. So it isn't OBI per se. Now, I will say that stereotactic can cause this problem because the stereotactic orders are orders that maybe a neurosurgeon drove rather than the radiation therapy department, so the construction effects for stereotactic could be -- there could be greater variation just due to the fact that it was driven by a surgeon rather than being driven by a radiation therapist. But the main effect is still the main effect we've always had which is construction. It's just that as -- if you have a facility where you install two machines at once, well then if the construction is delayed, then you don't have two machines, instead of having one machine delayed.

--------------------------------------------------------------------------------
JASON WITTES - LEERINK SWANN - ANALYST

Well I guess the question is then is is this just a bad luck, lumpiness-type quarter for that respect, because it didn't sound like there's a fundamental change in what goes on for the customer side or is there some -- I guess I'm not following if there's a fundamental change or if it's just -- again just lumpiness and bad luck for this quarter?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

There is -- as I say, at the beginning of the quarter I was predicting a lower-than-expected sales growth rate for this quarter because we saw lumpiness in this quarter. We saw that this quarter was going to have a dip in it and that's why we gave lower sales growth guidance. It turned out that dip was bigger than we thought it was at the beginning of the quarter and we can't pour concrete for the customer, so they were later than we expected, so there is that. The problem is going for -- and this is why we want time to -- we want another ten days to get our guidance for the rest of the year to give you a clearer picture of this is that we don't know how this will affect Q3 and it's even harder in Q4 because people don't have their construction estimates aren't all that accurate for more than three months out. So what we have to do is get a really good picture of Q3 and Q4 so that we can know this story better than we know it today. In other words, what happened to us today can happen to us again, so I want to make sure that I have as accurate a story as I can possibly have when we give guidance.

--------------------------------------------------------------------------------
JASON WITTES - LEERINK SWANN - ANALYST

Oh, okay, fair enough. And just you estimate IGRT in the U.S. Overseas is there a pick up in IGRT interest or how should we be thinking about that market for IGRT at this point?

--------------------------------------------------------------------------------
DOW WILSON - VARIAN MEDICAL SYSTEMS, INC. - EVP & PRESIDENT, ONCOLOGY SYSTEMS

It is picking up on new orders. We are not -- maybe to come back to your previous question, we're not seeing much install base upgrading internationally, but our take rate internationally is improving and we're at about the 60% level in international.

--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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--------------------------------------------------------------------------------
JASON WITTES - LEERINK SWANN - ANALYST

Okay, and -- okay, thank you very much.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Thank you.

--------------------------------------------------------------------------------
OPERATOR

Our next question comes from the line of Dalton Chandler with Needham & Company. Go ahead.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Hello?

--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

Oh, sorry, I had my phone on mute. Good afternoon.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Good afternoon.

--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

I wanted to -- I know you addressed the competition issue a bit earlier and you said that you weren't losing any deals but are there any pricing pressure components of the -- I guess the additional options that customers have now?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Well, I can have Dow -- we have not detected this as pricing pressure, no. We haven't seen it that way.

--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

Okay.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

So, I mean, this is a question that I asked, but so far the answer is no.

--------------------------------------------------------------------------------
DOW WILSON - VARIAN MEDICAL SYSTEMS, INC. - EVP & PRESIDENT, ONCOLOGY SYSTEMS

And one thing to remember is relative to some of these kind of niche players that have entered the market, without moving our price, we are the price leader. You can get the best image guided therapy product from Varian without having to add a CT to your room to get 3D imaging, for example. And that puts us in $3 million range versus maybe a $5 million range for somebody else. So we have not had to move on pricing.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Certainly for the relative newcomers to the market we're the price leader.

--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

Okay. Fair enough and then --

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

The low price leader.

--------------------------------------------------------------------------------
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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

And then just on the ACCEL bookings for the quarter, they also sell instrumentation into the research market so can you talk about what was instrumentation versus what was actual proton orders?

--------------------------------------------------------------------------------

ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

Yes. Dalton, I don't want to break it out exactly but you can -- a little over 50% was instruments and then we did book some service contracts in the proton therapy business as well.

--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

Okay.

--------------------------------------------------------------------------------
ELISHA FINNEY - VARIAN MEDICAL SYSTEMS, INC. - CFO

But most of of the $22 million, at least a little over 50%, was in the instrumentation business.

--------------------------------------------------------------------------------
DALTON CHANDLER - NEEDHAM & COMPANY - ANALYST

Okay. All right, thanks a lot.

--------------------------------------------------------------------------------
OPERATOR

Our next question comes from the line of Randy Scherago with First Albany. Go ahead.

--------------------------------------------------------------------------------
RANDY SCHERAGO - FIRST ALBANY - ANALYST

Hi, guys, just two quick questions because I don't want to beat a dead horse. The international business, the strength was primarily from Europe or did you see anything from Asia?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Hi, Randy. We had very good strength in Europe and in parts of Asia. Australia was very very strong for us, so that was positive to see, but the main sources of strength were Australia and Europe.

--------------------------------------------------------------------------------
RANDY SCHERAGO - FIRST ALBANY - ANALYST

And just going back on your comments before, Tim. With the size of these deals, with ACCEL the variability next year should be even greater quarter to quarter. You're going to get more lumpiness.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes. ACCEL is going to be lumpy.

--------------------------------------------------------------------------------
RANDY SCHERAGO - FIRST ALBANY - ANALYST

So timing could be off a lot next year?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes. And at the beginning of a quarter it would be very difficult for me to tell you if a $60 million or $50 million deal is going to close that quarter or not, so that's one reason I have not, -- managerially I did not consolidate this business and in start-up mode, I want to keep this business out of Oncology because it will obscure my ability to manage it and it will obscure your ability to understand it, so I've left the proton business separate for now. Obviously, it is a kind of oncology business. It exists in the same marketplace. It sells to the same customers but it's just going to have huge variations from quarter to quarter in terms of what you see there. That's a very good observation.

--------------------------------------------------------------------------------
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APR. 12. 2007 / 6:00PM ET, VAR - VARIAN MEDICAL SYSTEMS, INC. CONFERENCE CALL
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--------------------------------------------------------------------------------
RANDY SCHERAGO - FIRST ALBANY - ANALYST

And the Security business, the strength in the Security business, was any of it domestic or was it mostly international?

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Yes, some of it was domestic. I don't have it calibrated. About a quarter was -- okay I'm being signaled that about a quarter of it was domestic.

--------------------------------------------------------------------------------
RANDY SCHERAGO - FIRST ALBANY - ANALYST

Okay, thanks.

--------------------------------------------------------------------------------
TIM GUERTIN - VARIAN MEDICAL SYSTEMS, INC. - PRESIDENT & CEO

Thank you.

--------------------------------------------------------------------------------
OPERATOR

And that does conclude our time for question and answer tonight. I would now like to turn the call back over to Mr. Sias for any closing remarks. Please proceed, sir.

--------------------------------------------------------------------------------
SPENCER SIAS - VARIAN MEDICAL SYSTEMS, INC. - VP - INVESTOR RELATIONS

Thank you. Thank you for participating. This call has been taped and it will be available for replay on the investor relations page of our website at www.varian.com/investor, beginning at 4:00 p.m. Pacific time today. You can also access a replay via telephone by calling 1-888 -286-8010 from inside the U.S. or 1-617-801-6888 from outside the U.S. and entering confirmation code code number 29487918. The telephone replay will be available beginning today at 4:00 p.m. Pacific time through 5:00 p.m. Pacific time this Friday, April 13th. The replay also will be archived and available on the Company's website for one year. The Company will hold its regularly scheduled conference call on the full results of the second quarter of fiscal 2007 at 2:00 p.m., on Wednesday, April 25th. Details of that call are posted on the Company's website. Thank you.

--------------------------------------------------------------------------------
OPERATOR

Ladies and gentlemen, thank you for your participation in today's conference. That does conclude the presentation. You may now disconnect your lines.

--------------------------------------------------------------------------------
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